EXHIBIT 31.2

CERTIFICATION

I, Andrew Eracleous certify that:

     1. I have reviewed this Quarterly Report on Form 10-Q of Euro Group of Companies, Inc.

     2. Based on my knowledge, this Report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this Report;

     3. Based on my knowledge, the financial statements, and other financial information included in this Report, fairly present in all material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this Report.

     4.  The small business issuer's other certifying officers and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial  reporting  (as  defined in  Exchange  Act Rules  13a-15(f)  and 15d-15(f)) for the small business issuer and have:

          (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and  procedures to be designed  under our supervision, to ensure that material information relating to the small business issuer,  including its consolidated  subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b)  Designed such internal control over financial reporting, or caused such  internal control over  financial  reporting to be designed under our supervision, to provide reasonable  assurance regarding the reliability  of  financial reporting and  the preparation of financial  statements  for  external  purposes in accordance with generally accepted accounting principles;

          (c)  Evaluated the effectiveness of  the small  business issuer's disclosure controls and  procedures and presented in this report our conclusions about the effectiveness  of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          (d)  Disclosed in this report any change in the small business issuer's internal control over financial  reporting that occurred during the small  business  issuer's most recent fiscal  quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting;

     5.  The small business issuer's other certifying officers and I have disclosed,  based  on our  most  recent  evaluation  of  internal  control  over financial reporting,  to the small  business  issuer's auditors and the audit committee  of the  small  business  issuer's  board  of  directors  (or  persons performing the equivalent functions):

          (a)  All significant deficiencies and material weaknesses in the design or operation of internal control over financial  reporting which are issuer's  ability to  record, process, summarize and report financial information; and

          (b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: May 23, 2011

/s/ Andrew Eracleous
Andrew Eracleous
Chief Financial Officer